FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) April 15, 2003

             (Exact name of registrant as specified in its charter)

                           Flexsteel Industries, Inc.



(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation             File Number)             Identification No.)

          Minnesota                   0-5151                    42-0442319



         Registrant's telephone number, including area code 563-556-7730


         Item 5.    Other Events

         On April 15, 2003, Flexsteel Industries, Inc. Announces Third Quarter and Year-to-Date Operating Results. See Exhibit A attached hereto and incorporated herein for further information.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Flexsteel Industries, Inc.
                                     --------------------------

                                            (Registrant)



Date:    April 15, 2003               By:  /s/  R.J. Klosterman
                                           --------------------

                                           R.J. Klosterman
                                     Financial Vice President &
                                     Principal Financial Officer

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